COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2023
Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
The Company insures the legal liability risks for its shipping activities with mutual protection and indemnity associations, who are members of the International Group of P&I Clubs. As a member of these mutual associations, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for unpaid charter hire, demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its vessels, in the ordinary course of business or in connection with its acquisition activities. The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations, cash flows or financial condition individually and in the aggregate.

As of June 30, 2023, the Company has agreed to provide a $60.0 million guarantee in respect of the performance of its subsidiaries, and two subsidiaries of an affiliate of Hemen, under a bunker supply arrangement with TFG Marine. As of June 30, 2023, there are no amounts payable under this guarantee. In addition, should TFG Marine be required to provide a parent company guarantee to its bunker suppliers or finance providers then for any guarantee that is provided by the Trafigura Group and becomes payable, Frontline shall pay a pro rata amount based on its share of the equity in TFG Marine. The maximum liability under this guarantee is $6.0 million and there are no amounts payable under this guarantee as of June 30, 2023.

The Company has entered into forward bunker purchase arrangements with TFG Marine, a related party, which obligate the Company to purchase and take delivery of minimum quantities of low sulfur and high sulfur bunker fuel, at fixed prices, over the period from January 2023 to December 2024. As of June 30, 2023, the total remaining commitment amounted to $47.8 million, $18.9 million of which is expected to be paid in 2023 and $28.9 million of which is expected to be paid in 2024.

As of June 30, 2023, there are no remaining vessels in the Company’s newbuilding program and there are no remaining commitments.

In January 2023, the Company terminated a combination agreement (the “Combination Agreement”) for a stock-for-stock combination with Euronav based on an exchange ratio of 1.45 Frontline shares for every 1.0 Euronav share, as certain conditions and assumptions under the Agreement were not met. On January 18, 2023 the Company received from Euronav an emergency arbitration request for urgent interim and conservatory measures. On February 7, 2023 the emergency arbitration claims filed by Euronav were fully dismissed by the Emergency Arbitrator and Euronav was ordered to reimburse all costs incurred by the Company.

On January 28, 2023, the Company received from Euronav an arbitration request for proceedings on the merits of the termination. The Company continues to maintain that its decision to terminate the Combination Agreement was entirely valid and lawful.